UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

DUKE ENERGY FLORIDA, LLC

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:

None

Item 8.01. Other Events.

On November 26, 2019, Duke Energy Florida, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated November 21, 2019 (the “Mortgage Bonds Underwriting Agreement”), with BNP Paribas Securities Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Mortgage Bonds Underwriters”), pursuant to which the Company agreed to issue and sell to the Mortgage Bonds Underwriters $700,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 2.50% Series due 2029 (the “Mortgage Bonds”). The Mortgage Bonds were sold to the Mortgage Bonds Underwriters at a discount to their principal amount. The Mortgage Bonds were issued under the Indenture, dated as of January 1, 1944, as amended and supplemented from time to time, including by the Fifty-Sixth Supplemental Indenture, dated as of November 1, 2019 (the “Fifty-Sixth Supplemental Indenture”), each between the Company and The Bank of New York Mellon, as successor Trustee, relating to the Mortgage Bonds (collectively, the “Mortgage”).

The foregoing disclosure is qualified in its entirety by the provisions of the Mortgage, the Fifty-Sixth Supplemental Indenture, together with the form of global bond evidencing the Mortgage Bond included therein, which is filed as Exhibit 4.1 hereto, and the Mortgage Bonds Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-05).

On November 26, 2019, the Company also consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated November 21, 2019 (the “Notes Underwriting Agreement”), with PNC Capital Markets LLC, CastleOak Securities, L.P., Great Pacific Securities, Samuel A. Ramirez & Company, Inc., C.L. King & Associates, Inc. and Drexel Hamilton, LLC, as representatives of the several underwriters named therein (the “Notes Underwriters”), pursuant to which the Company agreed to issue and sell to the Notes Underwriters $200,000,000 aggregate principal amount of the Company’s Series A Floating Rate Senior Notes due 2021 (the “Notes”). The Notes were sold to the Notes Underwriters at par. The Notes were issued under the Indenture (For Debt Securities), dated as of December 7, 2005, as supplemented from time to time, including by the Second Supplemental Indenture, dated as of November 26, 2019 (the “Second Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee and Calculation Agent, relating to the Notes (collectively, the “Indenture”).

The foregoing disclosure is qualified in its entirety by the provisions of the Indenture, the Second Supplemental Indenture, together with the form of global note evidencing the Note included therein, which is filed as Exhibit 4.2 hereto, and the Notes Underwriting Agreement, which is filed as Exhibit 99.2 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Notes, the Company is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-05).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 4.1	Fifty-Sixth Supplemental Indenture, dated as of November 1, 2019, between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 4.2	Second Supplemental Indenture, dated as of November 26, 2019, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee and Calculation Agent

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds and the Notes

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated November 21, 2019, among the Company and BNP Paribas Securities Corp., MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

Exhibit 99.2	Underwriting Agreement, dated November 21, 2019, among the Company and PNC Capital Markets LLC, CastleOak Securities, L.P., Great Pacific Securities, Samuel A. Ramirez & Company, Inc., C.L. King & Associates, Inc. and Drexel Hamilton, LLC, as representatives of the several underwriters named therein

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA, LLC

Date: November 26, 2019	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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